UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011 (June 1, 2011)

ALPHA APPALACHIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-7775	95-0740960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Alpha Place, P.O. Box 2345,

Abingdon, VA 24212

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

Massey Energy Company

4 North 4th Street,

Richmond, Virginia 23219

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

On June 1, 2011, pursuant to the Agreement and Plan of Merger dated as of January 28, 2011 (the “Merger Agreement”), among Massey Energy Company, a Delaware corporation (“Massey”), Alpha Natural Resources, Inc., a Delaware corporation (“Alpha”), and Mountain Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Alpha (“Merger Sub”), Merger Sub was merged with and into Massey, with Massey, which was renamed Alpha Appalachia Holdings, Inc., continuing as the surviving corporation and as a wholly owned subsidiary of Alpha (the “Merger”).

Item 1.01 Entry into a Material Definitive Agreement.

Guarantee and Collateral Agreement

As previously reported, on May 19, 2011, in connection with the Merger, Alpha entered into a Third Amended and Restated Credit Agreement (the “New Credit Agreement”) with Citicorp North America, Inc., as administrative agent and as collateral agent, Bank of America, N.A., JPMorgan Chase Bank, N.A., PNC Bank, National Association, The Royal Bank of Scotland plc and Union Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as co-documentation agents, Morgan Stanley Senior Funding, Inc., as sole syndication agent, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint book managers, and various other financial institutions, as lenders.

On June 1, 2011, in connection with the Merger and the New Credit Agreement, certain conditions precedent were satisfied and Alpha borrowed $600 million pursuant to the Term Loan A facility under the New Credit Agreement, of which a portion was used by Alpha to repay the outstanding principal under Alpha’s Second Amended and Restated Credit Agreement Term Loan A as well as accrued interest and associated fees, in the total amount of $227.1 million.

In connection with the New Credit Agreement, Massey and certain of Massey’s wholly owned domestic subsidiaries as well as certain of Alpha’s wholly owned domestic subsidiaries (collectively, the “Guarantors”), entered into an Amended and Restated Guarantee and Collateral Agreement dated as of June 1, 2011 (the “Guarantee and Collateral Agreement”), pursuant to which all obligations under the New Credit Agreement are unconditionally guaranteed by the Guarantors, and all obligations under the New Credit Agreement, and the guarantees of those obligations, are secured, subject to certain exceptions, by substantially all of Alpha’s assets and the assets of the Guarantors, including, in each case subject to customary exceptions and exclusions:

•

a first-priority pledge of all the equity interests owned by Alpha and the Guarantors (other than equity interests pledged to secure indebtedness incurred or assumed in connection with the acquisition of certain restricted subsidiaries); provided that, in no event shall more than 65% of the issued and outstanding voting equity interests of any foreign subsidiary be pledged, and

•

a first-priority security interest in substantially all of Alpha’s and the Guarantors’ other tangible and intangible assets, including accounts (other than certain receivable assets), inventory, equipment, investment property, contract rights, intellectual property and proceeds of the foregoing; provided that, in no event shall any security interests be granted in any Excluded Assets (as defined in the New Credit Agreement).

Additionally, the obligations under the New Credit Agreement, and the guarantees of those obligations, are secured by certain real property of Alpha and the Guarantors.

This description of the New Credit Agreement and the Guarantee and Collateral Agreement does not purport to be complete and is qualified in its entirety by reference to the New Credit Agreement and the Guarantee and Collateral Agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

New Senior Notes Indenture

On June 1, 2011, Alpha, certain of Alpha’s wholly owned domestic subsidiaries and Union Bank, N.A., as trustee, entered into an indenture (the “Base Indenture”) and a first supplemental indenture (the “First Supplemental Indenture”) governing Alpha’s newly issued 6% Senior Notes due 2019 (the “2019 Notes”) and 6.25% Senior Notes due 2021 (the “2021 Notes” and, together with the 2019 Notes, the “New Senior Notes”). Also on June 1, 2011, in connection with the Merger, Massey and certain of Massey’s wholly owned domestic subsidiaries as well as certain of Alpha’s wholly owned domestic subsidiaries (collectively, the “Guarantors”), Alpha and Union Bank, N.A., as trustee, entered into a supplemental indenture (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “New Notes Indenture”) pursuant to which Massey and certain wholly owned subsidiaries of Massey agreed to guarantee the New Senior Notes.

The 2019 Notes bear interest at a rate of 6% per annum, payable semi-annually on June 1 and December 1 of each year, beginning on December 1, 2011, and will mature on June 1, 2019. The 2021 Notes bear interest at a rate of 6.25% per annum, payable semi-annually on June 1 and December 1 of each year, beginning on December 1, 2011, and will mature on June 1, 2021.

The New Senior Notes are Alpha’s senior unsecured obligations, ranking senior in right of payment to all of Alpha’s future debt that is subordinated in right of payment to the New Senior Notes and ranking equally in right of payment with all of Alpha’s existing and future debt that is not subordinated in right of payment to the New Senior Notes. Each Guarantor’s guarantee of the New Senior Notes is an unsecured obligation of that Guarantor, ranking senior in right of payment to all of that Guarantor’s future debt that is subordinated in right of payment to that Guarantor’s guarantee and ranking equally in right of payment with all of that Guarantor’s existing and future debt that is not subordinated in right of payment to that Guarantor’s guarantee. The New Senior Notes are effectively junior to all of Alpha’s and the Guarantors’ secured debt to the extent of the value of the collateral securing that debt. The New Senior Notes are also subordinated to all existing and future liabilities of Alpha’s non-guarantor subsidiaries, including trade payables and lease obligations.

Alpha may redeem the 2019 Notes, in whole or in part, at any time prior to June 1, 2014, at a price equal to 100.000% of the aggregate principal amount of the 2019 Notes plus a “make-whole” premium, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. Alpha may redeem the 2019 Notes, in whole or in part, at any time during the twelve months commencing June 1, 2014, at 103.000% of the aggregate principal amount of the 2019 Notes, at any time during the twelve months commencing June 1, 2015, at 101.500% of the aggregate principal amount of the 2019 Notes, and at any time after June 1, 2016, at 100.000% of the aggregate principal amount of the 2019 Notes, in each case plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. In addition, Alpha may redeem up to 35% of the aggregate principal amount of the 2019 Notes with the net cash proceeds from certain equity offerings, at any time prior to June 1, 2014, at a redemption price equal to 106.000% of the aggregate principal amount of the 2019 Notes, plus accrued and unpaid interest, if any, to, but not including the applicable redemption date, if at least 65% of the aggregate principal amount of the 2019 notes originally issued under the New Notes Indenture remains outstanding after the redemption and the redemption occurs within 180 days of the date of the closing of such equity offering.

Alpha may redeem the 2021 Notes, in whole or in part, at any time prior to June 1, 2016, at a price equal to 100.000% of the aggregate principal amount of the 2021 Notes plus a “make-whole” premium, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. Alpha may redeem the 2021 Notes, in whole or in part, at any time during the twelve months commencing June 1, 2016, at 103.125% of the aggregate principal amount of the 2021 Notes, at any time during the twelve months commencing June 1, 2017, at 102.083% of the aggregate principal amount of the 2021 Notes, at any time during the twelve months commencing June 1, 2018, at 101.042% of the aggregate principal amount of the 2021 Notes, and at any time after June 1, 2019, at 100.000% of the aggregate principal amount of the 2021 Notes, in each case plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. In addition, Alpha may redeem up to 35% of the aggregate principal amount of the 2021 Notes with the net cash proceeds from certain equity offerings, at any time prior to June 1, 2016, at a redemption price equal to 106.250% of the aggregate principal amount of the 2021 Notes, plus accrued and unpaid interest, if any, to, but not including the applicable redemption date if at least 65% of the aggregate principal amount of the 2021 notes originally issued under the New Notes Indenture remains outstanding after the redemption and the redemption occurs within 180 days of the date of the closing of such equity offering.

Upon the occurrence of a change of control repurchase event with respect to either series of New Senior Notes, unless Alpha has exercised its right to redeem those New Senior Notes, Alpha will be required to offer to repurchase each holder’s New Senior Notes of such series at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

The New Notes Indenture contains covenants that limit, among other things, Alpha’s ability to:

•	incur, or permit the Guarantors to incur, additional debt;

•	issue, or permit the Guarantors to issue, certain types of stock;

•	pay dividends on Alpha’s or the Guarantors’ capital stock or repurchase our capital stock;

•	make certain investments;

•	enter into certain types of transactions with affiliates;

•	incur liens on certain assets to secure debt;

•	limit dividends or other payments by its restricted subsidiaries to Alpha and its other restricted subsidiaries;

•	consolidate, merge or sell all or substantially all of its assets; and

•	make certain payments on Alpha’s or the Guarantors’ subordinated debt.

These covenants are subject to a number of important qualifications and exceptions. These covenants may not apply at any time after the New Senior Notes are assigned a credit grade rating of at least BB+ (stable) from Standard & Poor’s Ratings Services and of at least Ba1 (stable) from Moody’s Investor Service, Inc.

This description of the New Notes Indenture and the New Senior Notes does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.5, respectively, and are incorporated herein by reference.

Massey 3.25% Convertible Notes Supplemental Indenture

On June 1, 2011, in connection with the Merger, Alpha, Massey, certain wholly owned subsidiaries of Massey and Wilmington Trust Company, as trustee, entered into a Sixth Supplemental Indenture (the “Massey 3.25% Convertible Notes Sixth Supplemental Indenture”) to that certain Senior Indenture (the “Massey 3.25% Convertible Notes Base Indenture”), dated as of August 12, 2008, as supplemented by that First Supplemental Indenture (the “Massey 3.25% Convertible Notes First Supplemental Indenture”), dated as of August 12, 2008, as further supplemented by that Second Supplemental Indenture (the “Massey 3.25% Convertible Notes Second Supplemental Indenture”), dated as of July 20, 2009, as further supplemented by that Third Supplemental Indenture (the “Massey 3.25% Convertible Notes Third Supplemental Indenture”), dated as of August 28, 2009, as further supplemented by that Fourth Supplemental Indenture (the “Massey 3.25% Convertible Notes Fourth Supplemental Indenture”), dated as of April 30, 2010, and as further supplemented by that Fifth Supplemental Indenture (the “Massey 3.25% Convertible Notes Fifth Supplemental Indenture”) dated as of June 29, 2010 (collectively, the “Massey 3.25% Convertible Notes Indenture”), which governs the terms of Massey’s outstanding 3.25% Convertible Notes (the “Massey 3.25% Convertible Notes”), pursuant to which Alpha, among other things:

•	agreed to provide a guarantee of the Massey 3.25% Convertible Notes; and

•	agreed to adjust the conversion rights in connection with the Merger such that the Massey 3.25% Convertible Notes will be henceforth convertible into a combination of common stock of Alpha and cash.

The information set forth in Item 2.04 of this Current Report on Form 8-K regarding the Massey 3.25% Convertible Notes is incorporated herein by reference. This description of the Massey 3.25% Convertible Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the Massey 3.25% Convertible Notes Base Indenture, the Massey 3.25% Convertible Notes First Supplemental Indenture, the Massey 3.25% Convertible Notes Second Supplemental Indenture, the Massey 3.25% Convertible Notes Third Supplemental Indenture, the Massey 3.25% Convertible Notes Fourth Supplemental Indenture, the Massey 3.25% Convertible Notes Fifth Supplemental Indenture and the Massey 3.25% Convertible Notes Sixth Supplemental Indenture which are attached to this Current Report on Form 8-K as Exhibits 4.6, 4.7, 4.8, 4.9, 4.10, 4.11 and 4.12, and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On June 1, 2011, in connection with the Merger, Massey terminated its existing Second Amended and Restated Credit Agreement, dated as of November 8, 2010, among Appalachia Holding Company (formerly known as A.T. Massey Coal Company, Inc.) and certain of its subsidiaries, as borrowers, Massey and certain of its subsidiaries, as guarantors, Deutsche Bank Securities Inc., as co-syndication agent, Capital One Leverage Finance Corporation, as documentation agent, The CIT Group/Business Credit, Inc., as collateral agent and co-syndication agent, UBS Securities LLC, as sole arranger, UBS AG Stamford Branch, as administrative agents and UBS Loan Finance LLC, as swingline lender (the “Existing Massey Credit Agreement”).

The asset-based revolving credit agreement provided for available borrowings, including letters of credit, of up to $200 million, with an election to increase the size of the facility up to $250 million. The facility’s maturity was scheduled for June 2013 or, subject to the successful refinancing, defeasance or payment in full of certain other existing indebtedness of Massey, May 2015. A copy of the Existing Massey Credit Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Guarantee and Collateral Agreement

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Guarantee and Collateral Agreement is incorporated herein by reference.

New Senior Notes Indenture

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the New Senior Notes Indenture is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As described above, on June 1, 2011, in connection with the Merger, Alpha, Massey, certain wholly owned subsidiaries of Massey and Wilmington Trust Company, as trustee, entered into the Massey 3.25% Convertible Notes Indenture. Pursuant to this indenture, as a result of the Merger:

•	the Massey 3.25% Convertible Notes became convertible on May 2, 2011 and will remain convertible through July 2, 2011;

•

at the Effective Time, a previously deferred adjustment was applied to the Conversion Rate applicable to the Massey 3.25% Convertible Notes (the “Conversion Rate”), resulting in a Conversion Rate of 11.4560 (before giving effect to any “Make-Whole Premium”);

•

from the Effective Time through June 27, 2011, holders that convert Massey 3.25% Convertible Notes will be entitled to receive an increased Conversion Rate including a “Make-Whole Premium”, resulting in an adjusted Conversion Rate of 16.2349;

•

from and after the Effective Time, the consideration deliverable upon conversion of a Massey 3.25% Convertible Note will cease to be based upon shares of Massey common stock and will instead be based upon the “Reference Property” that has replaced the shares of Massey common stock (1.025 shares of Alpha common stock plus $10.00 per share of Massey common stock);

•

as a result of the changes described above, the consideration delivered upon any conversion of $1,000 principal amount of Massey 3.25% Convertible Notes will be based upon 16.6408 shares of Alpha common stock and $162.35, taking the “Make-Whole Premium” into account, or 11.7424 shares of alpha common stock and $114.56, without taking the “Make-Whole Premium” into account; and

•

from June 6, 2011, the date that notice was sent to the holders, through June 27, 2011 (the “Repurchase Date”), holders will have the right to require Massey to repurchase any outstanding Massey 3.25% Convertible Notes at a purchase price of 100% of the aggregate principal amount of the Massey 3.25% Convertible Notes repurchased, plus accrued and unpaid interest, if any, to but excluding the Repurchase Date.

This description of the Massey 3.25% Convertible Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the Massey 3.25% Convertible Notes Base Indenture, the Massey 3.25% Convertible Notes First Supplemental Indenture, the Massey 3.25% Convertible Notes Second Supplemental Indenture, the Massey 3.25% Convertible Notes Third Supplemental Indenture, the Massey 3.25% Convertible Notes Fourth Supplemental Indenture, the Massey 3.25% Convertible Notes Fifth Supplemental Indenture and the Massey 3.25% Convertible Notes Sixth Supplemental Indenture which are attached to this Current Report on Form 8-K as Exhibits 4.6, 4.7, 4.8, 4.9, 4.10, 4.11 and 4.12, respectively, and are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Massey 3.25% Convertible Notes

The information set forth in Item 2.04 of this Current Report on Form 8-K is incorporated herein by reference.

Massey Senior Notes

On June 1, 2011, in connection with the Merger, Alpha closed its previously commenced cash tender offer (the “Tender Offer”) for any and all of Massey’s outstanding 6.875% Senior Notes due 2013 (the Massey 6.875% Senior Notes”). Pursuant to the Tender Offer, Alpha purchased approximately $499,713,000 of the outstanding Massey 6.875% Senior Notes. Promptly thereafter, Massey provided notice of redemption to the holders of the remaining $260,287,000 outstanding Massey 6.875% Senior Notes, and Alpha deposited with Wilmington Trust Company, (the “Trustee”) as trustee of the Massey

6.875% Senior Notes, sufficient funds to pay those holders the redemption price and all accrued and unpaid interest with respect to the Massey 6.875% Senior Notes (the “6.875% Deposited Funds”). Upon receipt of the 6.875% Deposited Funds, the Trustee issued an acknowledgment that all of Massey’s obligations pursuant to the indenture governing the Massey 6.875% Senior Notes were satisfied and discharged.

Massey 2.25% Convertible Notes

On June 1, 2011, in connection with the Merger, Massey provided notice of redemption to the holders of Massey’s outstanding 2.25% Convertible Notes due 2024 (the “Massey 2.25% Convertible Notes”), and Alpha deposited with the Trustee, as trustee for the Massey 2.25% Convertible Notes, sufficient funds to pay those holders the redemption price and all accrued and unpaid interest with respect to the Massey 2.25% Convertible Notes (the “2.25% Deposited Funds”). Upon receipt of the 2.25% Deposited Funds, the Trustee issued an acknowledgment that all of Massey’s obligations pursuant to the indenture governing the Massey 2.25% Convertible Notes were satisfied and discharged.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Pursuant to the rules and regulations of the Securities and Exchange Commission, Massey has filed certain agreements as exhibits to this Current Report on Form 8-K. These agreements may contain representations and warranties by the parties. These representations and warranties have been made solely for the benefit of the other party or parties to such agreements and (i) may been qualified by disclosure made to such other party or parties, (ii) were made only as of the date of such agreements or such other date(s) as may be specified in such agreements and are subject to more recent developments, which may not be fully reflected in Massey’s public disclosure, (iii) may reflect the allocation of risk among the parties to such agreements and (iv) may apply materiality standards different from what may be viewed as material to investors. Accordingly, these representations and warranties may not describe Massey’s actual state of affairs at the date hereof and should not be relied upon.

Exhibit No.	Description

4.1*	Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.

4.2*	First Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.

4.3*	Form of 2019 Note (included in Exhibit 4.2).

4.4*	Form of 2021 Note (included in Exhibit 4.2).

4.5*	Second Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.

4.6	Senior Indenture, dated as of August 12, 2008, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s Current Report on Form 8-K filed on August 12, 2008).

4.7	First Supplemental Indenture, dated as of August 12, 2008, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.2 of Massey’s Current Report on Form 8-K filed on August 12, 2008).

4.8	Second Supplemental Indenture, dated as of July 21, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.4 of Massey’s quarterly report on Form 10-Q filed on August 10, 2009).

4.9	Third Supplemental Indenture, dated as of August 28, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.4 of Massey’s quarterly report on Form 10-Q filed on October 28, 2009).

4.10	Fourth Supplemental Indenture, dated as of April 30, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.3 to Massey’s quarterly report on Form 10-Q filed on August 9, 2010).

4.11	Fifth Supplemental Indenture, dated as of June 29, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.6 to Massey’s quarterly report on Form 10-Q filed August 9, 2010).

4.12*	Sixth Supplemental Indenture dated as of June 1, 2011, among Alpha Natural Resources, Inc., Massey Energy Company, the Guarantors named therein and Wilmington Trust Company, as Trustee.

4.13	Senior Indenture, dated May 29, 2003, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors and Wilmington Trust Company, as Trustee, (incorporated by reference to Exhibit 4.1 of Massey’s Current Report on Form 8-K filed on May 30, 2003).

4.14	Second Supplemental Indenture, dated April 7, 2004, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s Current Report on Form 8-K filed on April 8, 2004).

4.15	Third Supplemental Indenture, dated July 21, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s quarterly report on Form 10-Q filed on August 10, 2009).

4.16	Fourth Supplemental Indenture, dated August 28, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s quarterly report on Form 10-Q filed on October 28, 2009).

4.17	Fifth Supplemental Indenture, dated April 30, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s quarterly report on Form 10-Q filed on August 9, 2010).

4.18	Sixth Supplemental Indenture, dated June 29, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.4 of Massey’s quarterly report on Form 10-Q filed on August 9, 2010).

4.19	Indenture, dated as of December 21, 2005, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s Current Report on Form 8-K filed on December 21, 2005).

4.20	First Supplemental Indenture, dated July 21, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.3 of Massey’s quarterly report on Form 10-Q filed on August 10, 2009).

4.21	Second Supplemental Indenture, dated August 28, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.3 of Massey’s quarterly report on Form 10-Q filed on October 28, 2009).

4.22	Third Supplemental Indenture, dated April 30, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.2 of Massey’s quarterly report on Form 10-Q filed on August 9, 2010).

10.1*	Third Amended and Restated Credit Agreement, dated as of May 19, 2011, by and among Alpha, the lenders party thereto, the issuing banks party thereto, Citicorp North America, Inc. as administrative and collateral agent and Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. as joint lead arrangers and joint book managers.

10.2*	Amended and Restated Guarantee and Collateral Agreement, dated as of June 1, 2011, made by each of the Guarantors as defined therein, in favor of Citicorp North America, Inc., as administrative agent and as collateral agent for the banks and other financial institutions or entities from time to time parties to the New Credit Agreement.

10.3	Second Amended and Restated Credit Agreement, dated as of November 8, 2010 among A.T. Massey Coal Company, Inc. and certain of its subsidiaries, as borrowers, Massey Energy Company and certain of its subsidiaries, as guarantors, Deutsche Bank Securities Inc. as co-syndication agent, Capital One Leverage Finance Corporation, as documentation agent, The CIT Group/Business Credit, Inc., as collateral agent and co-syndication agent, UBS Securities LLC, as sole arranger, UBS AG Stamford Branch, as administrative agents and UBS Loan Finance LLC, as swingline lender (incorporated by reference to Exhibit 10.1 to Massey’s Current Report on Form 8-K filed on November 9, 2010).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Appalachia Holdings, Inc.

June 7, 2011	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

4.1*	Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.

4.2*	First Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.

4.3*	Form of 2019 Note (included in Exhibit 4.2).

4.4*	Form of 2021 Note (included in Exhibit 4.2).

4.5*	Second Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.

4.6	Senior Indenture, dated as of August 12, 2008, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s Current Report on Form 8-K filed on August 12, 2008).

4.7	First Supplemental Indenture, dated as of August 12, 2008, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.2 of Massey’s Current Report on Form 8-K filed on August 12, 2008).

4.8	Second Supplemental Indenture, dated as of July 21, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.4 of Massey’s quarterly report on Form 10-Q filed on August 10, 2009).

4.9	Third Supplemental Indenture, dated as of August 28, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.4 of Massey’s quarterly report on Form 10-Q filed on October 28, 2009).

4.10	Fourth Supplemental Indenture, dated as of April 30, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.3 to Massey’s quarterly report on Form 10-Q filed on August 9, 2010).

4.11	Fifth Supplemental Indenture, dated as of June 29, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.6 to Massey’s quarterly report on Form 10-Q filed August 9, 2010).

4.12*	Sixth Supplemental Indenture dated as of June 1, 2011, among Alpha Natural Resources, Inc., Massey Energy Company, the Guarantors named therein and Wilmington Trust Company, as Trustee.

4.13	Senior Indenture, dated May 29, 2003, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors and Wilmington Trust Company, as Trustee, (incorporated by reference to Exhibit 4.1 of Massey’s Current Report on Form 8-K filed on May 30, 2003).

4.14	Second Supplemental Indenture, dated April 7, 2004, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s Current Report on Form 8-K filed on April 8, 2004).

4.15	Third Supplemental Indenture, dated July 20, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s quarterly report on Form 10-Q filed on August 10, 2009).

4.16	Fourth Supplemental Indenture, dated August 28, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s quarterly report on Form 10-Q filed on October 28, 2009).

4.17	Fifth Supplemental Indenture, dated April 30, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s quarterly report on Form 10-Q filed on August 9, 2010).

4.18	Sixth Supplemental Indenture, dated June 29, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.4 of Massey’s quarterly report on Form 10-Q filed on August 9, 2010).

4.19	Indenture, dated as of December 21, 2005, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 of Massey’s Current Report on Form 8-K filed on December 21, 2005).

4.20	First Supplemental Indenture, dated July 21, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.3 of Massey’s quarterly report on Form 10-Q filed on August 10, 2009).

4.21	Second Supplemental Indenture, dated August 28, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.3 of Massey’s quarterly report on Form 10-Q filed on October 28, 2009).

4.22	Third Supplemental Indenture, dated April 30, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.2 of Massey’s quarterly report on Form 10-Q filed on August 9, 2010).

10.1*	Third Amended and Restated Credit Agreement, dated as of May 19, 2011, by and among Alpha, the lenders party thereto, the issuing banks party thereto, Citicorp North America, Inc. as administrative and collateral agent and Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. as joint lead arrangers and joint book managers.

10.2*	Amended and Restated Guarantee and Collateral Agreement, dated as of June 1, 2011, made by each of the Guarantors as defined therein, in favor of Citicorp North America, Inc., as administrative agent and as collateral agent for the banks and other financial institutions or entities from time to time parties to the New Credit Agreement.

10.3	Second Amended and Restated Credit Agreement, dated as of November 8, 2010 among A.T. Massey Coal Company, Inc. and certain of its subsidiaries, as borrowers, Massey Energy Company and certain of its subsidiaries, as guarantors, Deutsche Bank Securities Inc. as co-syndication agent, Capital One Leverage Finance Corporation, as documentation agent, The CIT Group/Business Credit, Inc., as collateral agent and co-syndication agent, UBS Securities LLC, as sole arranger, UBS AG Stamford Branch, as administrative agents and UBS Loan Finance LLC, as swingline lender (incorporated by reference to Exhibit 10.1 to Massey’s Current Report on Form 8-K filed on November 9, 2010).

*	Filed herewith.